Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

Leuthold Funds, Inc.

May 3, 2018

Supplement to the Prospectus & Statement of Additional Information
dated January 31, 2018

Reverse Stock Split Grizzly Short Fund

The Board of Directors of the Leuthold Funds has approved a reverse stock split of the issued and outstanding shares of the Grizzly Short Fund.  Shareholders of record of the Fund on May 18, 2018 will participate in the reverse stock split.  After the close of the markets on May 18, 2018, the Fund will effect a one for four reverse split of the Fund’s issued and outstanding shares of common stock.

As a result of the reverse stock split, every four shares of the Grizzly Short Fund will be exchanged for one share of the Fund.  Accordingly, the number of the Fund’s issued and outstanding shares will decrease by 75% and the Fund’s per share net asset value (“NAV”) will increase four fold.

The shares of the Grizzly Short Fund will be offered on a split-adjusted basis on May 21, 2018.  The value of a shareholder’s investment will not be affected by the reverse stock split.  The table below illustrates the effect of a hypothetical one for four reverse split on a shareholder’s investment:

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$5	$500
Post-Split	25	$20	$500

Fund Address Change

Effective May 1, 2018, the new address of the Fund and the Adviser is 150 South Fifth Street, Suite 1700, Minneapolis, Minnesota 55402.

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The date of this Supplement is May 3, 2018.

Please retain this Supplement for future reference.